EXHIBIT 25.1

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                                   FORM T-1

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                           STATEMENT OF ELIGIBILITY

                  UNDER THE TRUST INDENTURE ACT OF 1939 OF A

                   CORPORATION DESIGNATED TO ACT AS TRUSTEE

                     CHECK IF AN APPLICATION TO DETERMINE

                     ELIGIBILITY OF A TRUSTEE PURSUANT TO

                            SECTION 305(b)(2) |__|

                             THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)

New York                                                    13-5160382
(State of incorporation                                     (I.R.S. employer
if not a U.S. national bank)                                identification no.)

One Wall Street, New York, N.Y.                             10286
(Address of principal executive offices)                    (Zip code)

                           JONES APPAREL GROUP, INC.
              (Exact name of obligor as specified in its charter)

Pennsylvania                                                06-0935166
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                      JONES APPAREL GROUP HOLDINGS, INC.
              (Exact name of obligor as specified in its charter)

Delaware                                                    51-0384507
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)


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                         JONES APPAREL GROUP USA, INC.
              (Exact name of obligor as specified in its charter)

Pennsylvania                                                23-2978516
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                             NINE WEST GROUP INC.
              (Exact name of obligor as specified in its charter)

Delaware                                                    06-1093855
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

250 Rittenhouse Circle

Bristol, PA                                                 19007
(Address of principal executive offices)                    (Zip code)

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                          7.50% Senior Notes due 2004
                         7.875% Senior Notes due 2006
                      (Title of the indenture securities)

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1.   General information. Furnish the following information as to the Trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.


          Name                                      Address


        Superintendent of Banks of the State of     2 Rector Street, New York,
        New York                                    N.Y.  10006, and Albany,
                                                    N.Y. 12203

        Federal Reserve Bank of New York            33 Liberty Plaza,
                                                    New York,
                                                    N.Y.  10045

        Federal Deposit Insurance Corporation       Washington, D.C.     20429

        New York Clearing House Association         New York, New York
                                                    10005

     (b)  Whether it is authorized to exercise corporate trust powers.

        Yes.

2.   Affiliations with Obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     None.

16.  List of Exhibits.

     Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)


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     4.   A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form
          T-1 filed with Registration Statement No. 33-31019.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.


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                                                                             5

                                  SIGNATURE

     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 27th day of August, 1999.

                                            THE BANK OF NEW YORK

                                            By: /s/ WALTER N. GITLIN
                                               --------------------------
                                               Name:  WALTER N. GITLIN
                                               Title: VICE PRESIDENT


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                      Consolidated Report of Condition of

                             THE BANK OF NEW YORK

                   of One Wall Street, New York, N.Y. 10286

                    And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business June 30, 1999, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.



ASSETS                                                                    Dollar Amounts
                                                                           In Thousands


Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and                               $5,597,807
coin..........................................................
Interest-bearing balances.....................................               4,075,775
Securities:
Held-to-maturity securities...................................                 785,167
Available-for-sale securities.................................               4,159,891
Federal funds sold and Securities purchased under                            2,476,963
agreements to resell..........................................
Loans and lease financing receivables:
Loans and leases, net of unearned
income..............................................38,028,772
LESS: Allowance for loan and
lease losses...........................................568,617
LESS: Allocated transfer risk
reserve.................................................16,352
Loans and leases, net of
unearned income, allowance, and reserve.......................              37,443,803
Trading Assets................................................               1,563,671
Premises and fixed assets (including capitalized
leases).......................................................                 683,587
Other real estate owned.......................................                  10,995
Investments in unconsolidated subsidiaries and
associated companies..........................................                 184,661
Customers' liability to this bank on acceptances
outstanding...................................................                 812,015
Intangible assets.............................................               1,135,572
Other assets..................................................               5,607,019
Total assets..................................................             $64,536,926


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LIABILITIES
Deposits:
In domestic offices...........................................             $26,488,980
Noninterest-bearing.................................10,626,811
Interest-bearing....................................15,862,169
In foreign offices, Edge and Agreement
subsidiaries, and IBFs........................................              20,655,414
Noninterest-bearing....................................156,471
Interest-bearing....................................20,498,943
Federal funds purchased and Securities sold under
agreements to repurchase......................................               3,729,439
Demand notes issued to the U.S.Treasury.......................                 257,860
Trading liabilities...........................................               1,987,450
Other borrowed money:
With remaining maturity of one year or less...................                 496,235
With remaining maturity of more than one year
through three years...........................................                     465
With remaining maturity of more than three years..............                  31,080
Bank's liability on acceptances executed and
outstanding...................................................                 822,455
Subordinated notes and debentures.............................               1,308,000
Other liabilities.............................................               2,846,649
Total liabilities.............................................              58,624,027
EQUITY CAPITAL
Common stock..................................................               1,135,284
Surplus.......................................................                 815,314
Undivided profits and capital reserves........................               4,001,767
Net unrealized holding gains (losses) on
available-for-sale securities.................................                 (7,956)
Cumulative foreign currency translation
adjustments...................................................                (31,510)
Total equity capital..........................................               5,912,899
Total liabilities and equity capital..........................             $64,536,926

     I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                        /s/ Thomas J. Mastro


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     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

Thomas A. Reyni                               Directors
Alan R. Griffith
Gerald L. Hassell